UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)     December 4, 2002

HEALTHCARE REALTY TRUST INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-11852	62-1507028
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3310 West End Avenue
Suite 700
Nashville, Tennessee 37203
(Address of principal executive offices)

(615) 269-8175
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURES
Press Release

Item 9. Regulation FD Disclosure

     Healthcare Realty Trust Incorporated issued a press release on December 4, 2002 to report the status of properties and mortgages related to Centennial Healthcare. As additional public disclosure, the Company is furnishing this press release.

Item 7. Financial Statements and Exhibits

     c) Exhibits

99.1   Press release dated December 4, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By	/s/ Timothy G. Wallace Timothy G. Wallace Executive Vice President and Chief Financial Officer

Date: December 4, 2002